MERRILL LYNCH
PACIFIC FUND, INC.



FUND LOGO




Annual Report

December 31, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
Merrill Lynch Pacific Fund, Inc. significantly outperformed its unmanaged Benchmark Index for the year ended December 31, 1999. This outperformance was especially pronounced during the final three months of the year, with the Fund's Class A, Class B, Class C and Class D Shares providing total returns of +36.58%, +36.19%, +36.17% and +36.44%, respectively, compared to a +16.50% return for the unmanaged Benchmark Index. For the year ended December 31, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +87.76%, +85.90%, +85.93% and +87.31%, respectively, compared to a +57.59% total return for the unmanaged Benchmark Index. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

The Fund's outperformance relative to the Benchmark Index is largely the result of having large positions in six Japanese technology/telecommunications/ Internet stocks: Softbank Corporation, The Furukawa Electric Co., Ltd., Murata Manufacturing Co., Ltd., Sony Corporation, Rohm Company Ltd. and NTT Mobile Communications Network, Inc. Returns for these stocks ranged from 87% to 144% during the December quarter, versus the approximate 10% rise in the Japanese stock market.

In 1999, the Japanese stock market was similar to the US stock market in that a small number of stocks (very often centered in a few dynamic industries) provided most of the total market return. It is true that these companies are vigorously striving to create value relative to average companies with more complacent attitudes. However, we are nonetheless somewhat cautious that so much of the hopes of stock market investors are pinned on such a small sampling of companies.

Some of most profitable investments in 1999 have been in the Fund for some time. For example, Murata Manufacturing was one of the Fund's largest positions as long ago as December 1983 and was the Fund's largest holding during periods from 1994 onward. Rohm Company was already a large position in 1995, and NTT Mobile Communications Network was a reasonably large position in 1998. Sony Corporation has been one of the Fund's largest positions off and on over the past two decades. However, Softbank, the premier Internet investment company in Japan, is new to the portfolio this year. Furukawa Electric was also added to the portfolio this past year.

Although the Fund had very high absolute and relative returns in 1999, we are more optimistic regarding future appreciation potential than we normally would expect to be. Japan has yet to begin to demonstrate any appreciable economic rebound and the rest of Asia is still recovering from the economic collapse experienced in 1998. It appears that the economic and stock market recovery in Asia is more likely to "pick up steam" than peak in 2000. Although we cannot cite convincing reasons for the positives to still outweigh the negatives, the momentum is real enough and the desire to solve Japan's economic problems appears strong enough for us to maintain a constructive investment outlook. This means that we are certainly not bearish--and probably not bullish--but cautiously optimistic that Japan will remain on a positive track.

The rest of Asia certainly seems to be continuing in an economic recovery, which will both benefit their own economies and stock markets as well as those of their trading partners. We maintain investments in South Korea and India that appear to be participating in the growth of their economies.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


In particular, many of the technology-related trends that are occurring in the United States have some investment implications for companies in South Korea, India, Taiwan, and of course, Japan. These trends include the proliferation of cellular telephones and various other mobile communications devices. The use of these devices will multiply as broadband wireless access becomes more widespread. In addition, outsourcing of software, production of all sorts of semiconductors, and various other industrial and consumer products (along with electronic components) are also likely to increase. These technology-related trends have very positive implications for fueling future economic growth across Asia.


Focus on Two Holdings
In this report to shareholders, we would like to focus on two of our large positions that were new to the Fund during the past fiscal year: Softbank and Furukawa Electric.

With our investment in Softbank, Merrill Lynch Pacific Fund participates in the Internet economy in Japan and Asia. The company is an investment holding company, venture capital firm, and operating company. We believe that the company is likely to garner the largest share of the Internet-related business value in Japan and possibly the rest of Asia in the years ahead.

To date, the company's largest success is Yahoo! Inc., of which it controls nearly one-quarter of the outstanding shares, and Yahoo-Japan, of which it controls approximately half of the outstanding shares. Softbank's management is very savvy, focused, driven to succeed and very much in touch with the Internet. Our investment in Softbank is predicated on the view that the Internet spawns businesses and companies with substantial value and that Softbank's management will be involved as either investors or operators of many of these companies. We view Softbank as a company with a proven record of success that can evolve into the biggest "Internet play" in Asia. In particular, it appears that many of the lessons learned from the expansion of Internet-related businesses in the United States can be successfully applied to the Asian nations, which still have Internet penetration levels found in the United States two years ago. Softbank is the only Asian-based company to have experienced the US developments directly through its own substantial investments over many years. Its contacts in the industry are outstanding and its community of companies have surpassed critical mass in terms of both size and market shares.

Furukawa Electric is an old-line electric wire and cable producer that has expanded into information equipment. This latter business includes manufacturing optical fiber cables. In addition, it is also Japan's largest Internet protocol router manufacturer. However, of paramount importance to our investment rationale is Furukawa Electric's 20% ownership of JDS Uniphase Corp. The value of JDS Uniphase stock is appreciably greater than the entire market capitalization of Furukawa Electric. This--coupled with a number of moves that Furukawa has made to operate more profitably and generate better returns for shareholders--explains why we continue to own this stock even after its recent strong appreciation.


In Conclusion
Although we are cautiously optimistic on the prospects for Japan's economy and stock market, what we would like to see is evidence of entrepreneurial behavior by some of the larger, more established electronic manufacturing companies in Japan. Many of these remain "value" propositions awaiting catalysts that might unlock higher returns of their substantial assets and technical capabilities. However, for the most part, "old Japan" appears relatively slow to change its traditional focus from volume and size to maximizing profits and enhancing productivity. In fact, for those industries that we expect to lead in growth during the decade ahead, we are seeing much greater drive and flexibility in countries such as Taiwan, South Korea and India.

We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving you throughout the Fund's new fiscal year and beyond.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



February 15, 2000




To reduce shareholder expenses, Merrill Lynch Pacific Fund, Inc.
will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Merrill Lynch Pacific Fund, Inc.
December 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       +87.76%        +77.90%
Five Years Ended 12/31/99                 +16.97         +15.71
Ten Years Ended 12/31/99                  +11.47         +10.87

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       +85.90%        +81.90%
Five Years Ended 12/31/99                 +15.77         +15.77
Ten Years Ended 12/31/99                  +10.34         +10.34

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/99                       +85.93%        +84.93%
Five Years Ended 12/31/99                 +15.76         +15.76
Inception (10/21/94)
through 12/31/99                          +14.22         +14.22

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       +87.31%        +77.48%
Five Years Ended 12/31/99                 +16.68         +15.43
Inception (10/21/94)
through 12/31/99                          +15.12         +13.93

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
December 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital Internationl Pacific Region Index.
Beginning and ending values are:

                                           12/89        12/99

ML Pacific Fund, Inc.++--
Class A Shares*                          $ 9,475      $28,068

ML Pacific Fund, Inc.++--
Class B Shares*                          $10,000      $26,738

Morgan Stanley Capital International
Pacific Region Index++++                 $10,000      $10,310


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital Internationl Pacific Region Index.
Beginning and ending values are:

                                        10/21/94**     12/98

ML Pacific Fund, Inc.++--
Class C Shares*                          $10,000      $19,949

ML Pacific Fund, Inc.++--
Class D Shares*                          $ 9,475      $19,686

Morgan Stanley Capital International
Pacific Region Index++++                 $10,000      $10,747


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $35,166.65 on December 31, 1999.


Recent Performance Results
                                                                               Market Performance
                                                                         In Local Currency/In US Dollars
                                                                            3 Month           12 Month
As of December 31, 1999                                                     % Change          % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*              +36.58%           +87.76%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*               +36.19            +85.90
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*               +36.17            +85.93
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*               +36.44            +87.31
Benchmark Index**                                                            +16.50            +57.59
  Japan                                                                   +11.04/+15.63     +46.57/+61.72
  Australia                                                               + 8.36/+ 8.56     +10.25/+17.51
  Hong Kong                                                               +29.51/+29.42     +60.06/+59.53
  Taiwan                                                                  +14.69/+15.68     +48.60/+52.34
  India                                                                   +12.77/+12.88     +91.84/+87.12
  South Korea                                                             +11.42/+19.37     +81.26/+91.64
  Singapore                                                               +21.93/+24.45     +61.72/+60.12

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
  Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
  Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
  MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS
                           Shares                                                                               Percent of
Industry                    Held                 Investments                                        Value       Net Assets
Japan

Automobile               1,717,000      Suzuki Motor Corporation                              $   25,051,835          1.1%

Banking                  1,922,000      The Asahi Bank, Ltd.                                      11,849,105          0.5
                       354,000,000      Sanwa International Finance Ltd.
                                        (Convertible Preferred)                                    3,797,385          0.2
                         3,237,000      The Tokai Bank Ltd.                                       20,399,530          0.9
                                                                                              --------------        ------
                                                                                                  36,046,020          1.6

Beverage                   380,000      Chukyo Coca-Cola Bottling Co., Ltd.                        4,053,234          0.2
                           281,248      Coca-Cola West Japan Company Limited                      11,834,489          0.5
                           424,000      Hokkaido Coca-Cola Bottling Co., Ltd.                      5,771,445          0.2
                           386,000      Kinki Coca-Cola Bottling Co., Ltd.                         5,477,053          0.2
                           476,000      Mikuni Coca-Cola Bottling                                  8,337,802          0.4
                                                                                              --------------        ------
                                                                                                  35,474,023          1.5

Chemicals                1,064,000      Shin-Etsu Chemical Co., Ltd.                              45,812,702          2.0

Consumer Electronics       383,500      Sony Corporation                                         113,710,246          4.9

Containers               1,581,000      Toyo Seikan Kaisha, Ltd.                                  22,897,348          1.0

Electric Construction    1,943,000      Chudenko Corporation                                      29,528,124          1.3
                         2,836,000      Kinden Corporation                                        21,785,498          1.0
                         1,200,000      Matsushita Electric Industrial Company, Ltd.              33,232,215          1.5
                         1,232,000      Taihei Dengyo Kaisha, Ltd.                                 3,050,161          0.1
                                                                                              --------------        ------
                                                                                                  87,595,998          3.9

Electrical Equipment     6,050,000      The Furukawa Electric Co., Ltd.                           91,765,339          4.0
                           884,000      Murata Manufacturing Co., Ltd.                           207,613,269          9.0
                           355,000      Rohm Company Ltd.                                        145,904,687          6.3
                                                                                              --------------        ------
                                                                                                 445,283,295         19.3

Internet                   247,900      Softbank Corporation                                     237,250,416         10.3

Machinery                  940,000      Toyoda Automatic Loom Works, Ltd.                         19,638,908          0.9

Office Equipment         1,758,000      Canon, Inc.                                               69,845,190          3.0
                         1,600,000      Fujitsu Limited                                           72,962,129          3.2
                                                                                              --------------        ------
                                                                                                 142,807,319          6.2

Pharmaceuticals          1,720,000      Yamanouchi Pharmaceutical Co., Ltd.                       60,088,071          2.6

Property & Casualty      9,351,000      The Dai-Tokyo Fire and Marine Insurance Co., Ltd.         38,158,010          1.7
Insurance                4,062,000      The Fuji Fire and Marine Insurance Company, Limited        9,897,622          0.4
                         7,539,000      The Koa Fire & Marine Insurance Co., Ltd.                 22,501,174          1.0
                         7,621,000      The Nichido Fire & Marine Insurance Co., Ltd.             43,851,140          1.9
                         6,568,000      The Sumitomo Marine & Fire Insurance Co., Ltd.            40,491,633          1.8
                         3,413,000      The Tokio Marine & Fire Insurance Co. Ltd.                39,911,293          1.7
                                                                                              --------------        ------
                                                                                                 194,810,872          8.5

Retailing                  847,000      Ito-Yokado Co., Ltd.                                      92,002,153          4.0
                           364,000      Sangetsu Co., Ltd.                                         7,658,284          0.3
                                                                                              --------------        ------
                                                                                                  99,660,437          4.3

Telecommunications           2,550      NTT Mobile Communications Network, Inc.                   98,067,326          4.3
                               552      Nippon Telegraph & Telephone Corporation (NTT)             9,452,980          0.4
                                                                                              --------------        ------
                                                                                                 107,520,306          4.7

                                        Total Investments in Japan (Cost--$943,512,858)        1,673,647,796         72.8


Merrill Lynch Pacific Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                           Shares                                                                               Percent of
Industry                    Held                 Investments                                        Value       Net Assets
Australia

Leisure                 14,055,889      Village Roadshow Limited 'A' (Preferred)              $   23,797,787          1.0%

Property                 5,315,514      Lend Lease Corporation Limited                            74,151,197          3.2

Telecommunications         466,000    ++Austar United Communications Limited                       1,858,208          0.1
                         5,594,000    ++Telstra Corporation Limited                               19,637,004          0.9
                                                                                              --------------        ------
                                                                                                  21,495,212          1.0

                                        Total Investments in Australia (Cost--$87,782,367)       119,444,196          5.2

Hong Kong

Banking                  3,400,729      HSBC Holdings PLC                                         47,688,082          2.1

Conglomerates            4,974,035      Hutchison Whampoa Limited                                 72,310,042          3.1
                        12,056,000      Wharf Holdings Ltd.                                       27,995,729          1.2
                                                                                              --------------        ------
                                                                                                 100,305,771          4.3

                                        Total Investments in Hong Kong (Cost--$103,904,881)      147,993,853          6.4

India

Banking                  2,360,000      Industrial Development Bank of India                       1,991,538          0.1

Broadcast/Media            620,000    ++BITV                                                               0          0.0

Diversified Mutual           7,000      UTI Master Plus 91-B                                           3,839          0.0
Funds

Finance                    773,000    ++Housing Development Finance Corporation Ltd. (HDFC)        5,083,421          0.2

Software                   396,371      NIIT Limited                                              30,218,163          1.3
                           587,000    ++Satyam Computer Services Limited                          29,680,685          1.3
                                                                                              --------------        ------
                                                                                                  59,898,848          2.6

                                        Total Investments in India (Cost--$64,145,480)            66,977,646          2.9

New Zealand

Diversified             34,616,484      Guinness Peat Group PLC                                   27,460,841          1.2

                                        Total Investments in New Zealand (Cost--$21,093,216)      27,460,841          1.2

Singapore

Banking                  5,132,400      Oversea-Chinese Banking Corporation Ltd.                  47,162,595          2.0

Electrical Equipment     2,112,000    ++Chartered Semiconductor Manufacturing Limited             11,543,063          0.5

Transportation           1,188,000      Singapore Airlines Limited                                13,485,405          0.6

                                        Total Investments in Singapore (Cost--$40,106,756)        72,191,063          3.1



Merrill Lynch Pacific Fund, Inc.
December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
                        Shares Held/                                                                            Percent of
Industry                Face Amount              Investments                                        Value       Net Assets
South Korea

Banking                    502,540      Hana Bank                                             $    3,918,484          0.2%
                            92,515    ++Hana Bank (GDR)(b)                                           721,617          0.0
                                                                                              --------------        ------
                                                                                                   4,640,101          0.2

Iron & Steel               325,000      Pohang Iron & Steel Company Ltd. (ADR)(a)                 11,375,000          0.5

Telecommunications         605,400      Korea Telecom Corporation (ADR)(a)                        45,253,650          2.0
                             2,040      SK Telecom Co. Ltd.                                        7,315,242          0.3
                            92,700      SK Telecom Co. Ltd. (ADR)(a)(c)                            3,557,362          0.1
                                                                                              --------------        ------
                                                                                                  56,126,254          2.4

                                        Total Investments in South Korea (Cost--$41,766,019)      72,141,355          3.1

Taiwan

Banking                 20,847,680      United World Chinese Commercial Bank                      25,179,320          1.1

Computers                  668,860      Synnex Technology International Corporation (GDR)(b)      17,256,588          0.8

Electrical Equipment     3,050,000      D-Link Corporation                                         6,609,305          0.3
                         4,050,000    ++United Microelectronics Corporation, Ltd.                 14,455,067          0.6
                    US$  3,050,000      Winbond Electronics Corporation, 1% due 11/04/2002
                                        (Convertible)                                              5,185,000          0.2
                                                                                              --------------        ------
                                                                                                  26,249,372          1.1

                                        Total Investments in Taiwan (Cost--$63,034,113)           68,685,280          3.0

Short-Term Securities

Commercial Paper*   US$ 18,008,000      General Motors Acceptance Corp., 5% due 1/03/2000         18,002,998          0.8

                                        Total Investments in Short-Term Securities
                                        (Cost--$18,002,998)                                       18,002,998          0.8

                      Nominal Value
                   Covered by Options                     Issue

Currency Put Options Purchased

                       120,000,000      Japanese Yen, expiring June 2000 at YEN  123                 132,000          0.0
                       100,000,000      Japanese Yen, expiring June 2000 at YEN  124                  43,000          0.0
                       100,000,000      Japanese Yen, expiring June 2000 at YEN  124                  47,000          0.0

                                        Total Currency Put Options Purchased
                                        (Premiums Paid--$7,973,000)                                  222,000          0.0

Total Investments (Cost--$1,391,321,688)                                                       2,266,767,028         98.5

Unrealized Depreciation on Forward Foreign Exchange Contracts--Net**                              (4,654,886)        (0.2)

Other Assets Less Liabilities                                                                     38,422,648          1.7
                                                                                              --------------        ------
Net Assets                                                                                    $2,300,534,790        100.0%
                                                                                              ==============        ======



(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++Non-income producing security.
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of December 31, 1999 were as follows:

   Foreign                       Expiration           Unrealized
   Currency Sold                    Date             Depreciation

   YEN  34,845,609,701          October 2000        $ (4,654,886)
                                                    ------------
   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net
   (US$ Commitment--$353,529,499)                   $ (4,654,886)
                                                    ============
   See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1999
Assets:             Investments, at value (identified cost--$1,383,348,688)                               $2,266,545,028
                    Options purchased, at value (premiums paid--$7,973,000)                                      222,000
                    Foreign cash                                                                              35,878,037
                    Receivables:
                      Capital shares sold                                              $    8,903,140
                      Dividends                                                               534,035
                      Securities sold                                                          27,535
                      Interest                                                                 23,005          9,487,715
                                                                                       --------------
                    Prepaid registration fees and other assets                                                    58,404
                                                                                                          --------------
                    Total assets                                                                           2,312,191,184
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign
                    exchange contracts                                                                         4,654,886
                    Payables:
                      Capital shares redeemed                                               3,673,481
                      Investment adviser                                                    1,161,312
                      Distributor                                                             820,479          5,655,272
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     1,346,236
                                                                                                          --------------
                    Total liabilities                                                                         11,656,394
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,300,534,790
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    2,979,914
                    Class B Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              2,855,944
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                491,812
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                830,948
                    Paid-in capital in excess of par                                                       1,425,989,719
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                    (3,578,752)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        870,965,205
                                                                                                          --------------
                    Net assets                                                                            $2,300,534,790
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $986,913,287 and 29,799,135 shares
                             outstanding                                                                  $        33.12
                                                                                                          ==============
                    Class B--Based on net assets of $888,734,542 and 28,559,436 shares
                             outstanding                                                                  $        31.12
                                                                                                          ==============
                    Class C--Based on net assets of $150,152,931 and 4,918,124 shares
                             outstanding                                                                  $        30.53
                                                                                                          ==============
                    Class D--Based on net assets of $274,734,030 and 8,309,484 shares
                             outstanding                                                                  $        33.06
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 1999
Investment          Dividends (net of $1,317,244 foreign withholding tax)                                 $   14,495,382
Income:             Interest and discount earned                                                               1,582,058
                                                                                                          --------------
                    Total income                                                                              16,077,440
                                                                                                          --------------

Expenses:           Investment advisory fees                                           $    8,600,136
                    Account maintenance and distribution fees--Class B                      5,690,460
                    Custodian fees                                                            876,320
                    Transfer agent fees--Class B                                              835,105
                    Account maintenance and distribution fees--Class C                        773,599
                    Transfer agent fees--Class A                                              756,798
                    Account maintenance fees--Class D                                         379,063
                    Transfer agent fees--Class D                                              178,925
                    Accounting services                                                       139,125
                    Printing and shareholder reports                                          130,687
                    Registration fees                                                         125,168
                    Transfer agent fees--Class C                                              114,720
                    Professional fees                                                         111,926
                    Directors' fees and expenses                                               45,236
                    Pricing fees                                                               15,692
                    Other                                                                     490,636
                                                                                       --------------
                    Total expenses                                                                            19,263,596
                                                                                                          --------------
                    Investment loss--net                                                                      (3,186,156)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                    112,135,902
(Loss) on             Foreign currency transactions--net                                  (29,306,524)        82,829,378
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                    928,072,828
                      Foreign currency transactions--net                                    5,315,650        933,388,478
                                                                                       --------------     --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                  1,016,217,856
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,013,031,700
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                  December 31,
Increase (Decrease) in Net Assets:                                                          1999               1998
Operations:         Investment income (loss)--net                                      $   (3,186,156)    $       79,202
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                             82,829,378        (24,974,867)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                    933,388,478        104,185,764
                                                                                       --------------     --------------
                    Net increase in net assets resulting from operations                1,013,031,700         79,290,099
                                                                                       --------------     --------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                      --            (37,819)
                      Class B                                                                      --            (30,572)
                      Class C                                                                      --             (3,473)
                      Class D                                                                      --             (7,338)
                    In excess of investment income--net:
                      Class A                                                                      --        (19,464,054)
                      Class B                                                                      --        (15,734,354)
                      Class C                                                                      --         (1,787,636)
                      Class D                                                                      --         (3,776,752)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                      --        (40,841,998)
                                                                                       --------------     --------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                            197,731,808       (454,290,751)
                                                                                       --------------     --------------

Net Assets:         Total increase (decrease) in net assets                             1,210,763,508       (415,842,650)
                    Beginning of year                                                   1,089,771,282      1,505,613,932
                                                                                       --------------     --------------
                    End of year                                                        $2,300,534,790     $1,089,771,282
                                                                                       ==============     ==============


                    See Notes to Financial Statements.





Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class A++
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998         1997          1996         1995
Per Share           Net asset value,
Operating           beginning of year                      $    17.64  $    16.97  $    21.58   $    22.16    $    21.12
Performance:                                               ----------  ----------  ----------   ----------    ----------
                    Investment income--net                        .06         .10         .08          .11           .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                           15.42        1.33       (1.48)        1.21          1.61
                                                           ----------  ----------  ----------   ----------    ----------
                    Total from investment operations            15.48        1.43       (1.40)        1.32          1.72
                                                           ----------  ----------  ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                       --          --++++      --           --            --
                      In excess of investment
                      income--net                                  --        (.76)       (.99)       (1.22)           --
                      Realized gain on investments
                      --net                                        --          --       (2.22)        (.68)         (.55)
                      In excess of realized gain on
                      investments--net                             --          --          --           --          (.13)
                                                           ----------  ----------  ----------   ----------    ----------
                    Total dividends and distributions              --        (.76)      (3.21)       (1.90)         (.68)
                                                           ----------  ----------  ----------   ----------    ----------
                    Net asset value, end of year           $    33.12  $    17.64  $    16.97   $    21.58    $    22.16
                                                           ==========  ==========  ==========   ==========    ==========

Total Investment    Based on net asset value per share         87.76%       8.46%      (6.35%)       6.09%         8.20%
Return:*                                                   ==========  ==========  ==========   ==========    ==========

Ratios to Average   Expenses                                     .85%        .88%        .87%         .87%          .93%
Net Assets:                                                ==========  ==========  ==========   ==========    ==========
                    Investment income--net                       .28%        .57%        .37%         .47%          .53%
                                                           ==========  ==========  ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                         $  986,913   $ 449,725  $  537,671   $  642,523    $  607,598
                                                           ==========  ==========  ==========   ==========    ==========
                    Portfolio turnover                         28.84%      12.26%      19.69%       10.65%        26.73%
                                                           ==========  ==========  ==========   ==========    ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)


The following per share data and ratios have been derived
from information provided in the financial statements.                               Class B++
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998         1997          1996         1995
Per Share           Net asset value, beginning of year     $    16.74  $    16.11  $    20.59   $    21.22    $    20.27
Operating                                                  ----------  ----------  ----------   ----------    ----------
Performance:        Investment loss--net                         (.16)       (.08)       (.14)        (.13)         (.10)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           14.54        1.25       (1.39)        1.17          1.53
                                                           ----------  ----------  ----------   ----------    ----------
                    Total from investment operations            14.38        1.17       (1.53)        1.04          1.43
                                                           ----------  ----------  ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                       --          --++++      --           --            --
                      In excess of investment
                      income--net                                  --        (.54)       (.73)        (.99)           --
                      Realized gain on investments
                      --net                                        --          --       (2.22)        (.68)         (.38)
                      In excess of realized gain on
                      investments--net                             --          --          --           --          (.10)
                                                           ----------  ----------  ----------   ----------    ----------
                    Total dividends and distributions              --        (.54)      (2.95)       (1.67)         (.48)
                                                           ----------  ----------  ----------   ----------    ----------
                    Net asset value, end of year           $    31.12  $    16.74  $    16.11   $    20.59    $    21.22
                                                           ==========  ==========  ==========   ==========    ==========

Total Investment    Based on net asset value per share         85.90%       7.29%     (7.31%)        5.00%         7.10%
Return:*                                                   ==========  ==========  ==========   ==========    ==========

Ratios to Average   Expenses                                    1.88%       1.92%       1.90%        1.90%         1.96%
Net Assets:                                                ==========  ==========  ==========   ==========    ==========
                    Investment loss--net                        (.76%)      (.50%)      (.66%)       (.56%)        (.50%)
                                                           ==========  ==========  ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                         $  888,735  $  489,047  $  775,068   $1,217,549    $1,041,763
                                                           ==========  ==========  ==========   ==========    ==========
                    Portfolio turnover                         28.84%      12.26%      19.69%       10.65%        26.73%
                                                           ==========  ==========  ==========   ==========    ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                               Class C++
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998         1997          1996         1995
Per Share           Net asset value, beginning of year     $    16.42  $    15.83  $    20.30   $    20.97    $    20.12
Operating                                                  ----------  ----------  ----------   ----------    ----------
Performance:        Investment loss--net                         (.17)       (.08)       (.14)        (.13)         (.12)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           14.28        1.23       (1.36)        1.16          1.53
                                                           ----------  ----------  ----------   ----------    ----------
                    Total from investment operations            14.11        1.15       (1.50)        1.03          1.41
                                                           ----------  ----------  ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                       --          --++++      --           --            --
                      In excess of investment
                      income--net                                  --        (.56)       (.75)       (1.02)           --
                      Realized gain on investments--net            --          --       (2.22)        (.68)         (.45)
                      In excess of realized gain on
                      investments--net                             --          --          --           --          (.11)
                                                           ----------  ----------  ----------   ----------    ----------
                    Total dividends and distributions              --        (.56)      (2.97)       (1.70)         (.56)
                                                           ----------  ----------  ----------   ----------    ----------
                    Net asset value, end of year           $    30.53  $    16.42  $    15.83   $    20.30    $    20.97
                                                           ==========  ==========  ==========   ==========    ==========

Total Investment    Based on net asset value per share         85.93%       7.26%      (7.28%)       5.00%         7.07%
Return:*                                                   ==========  ==========  ==========   ==========    ==========

Ratios to Average   Expenses                                    1.88%       1.92%       1.90%        1.91%         1.97%
Net Assets:                                                ==========  ==========  ==========   ==========    ==========
                    Investment loss--net                        (.79%)      (.50%)      (.67%)       (.58%)        (.59%)
                                                           ==========  ==========  ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                         $  150,153   $  53,116  $   73,656   $   98,925    $   46,092
                                                           ==========  ==========  ==========   ==========    ==========
                    Portfolio turnover                         28.84%      12.26%      19.69%       10.65%        26.73%
                                                           ==========  ==========  ==========   ==========    ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
December 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class D++
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998         1997          1996         1995
Per Share           Net asset value, beginning of year     $    17.65   $   16.98  $    21.57   $    22.14    $    21.11
Operating                                                  ----------  ----------  ----------   ----------    ----------
Performance:        Investment income--net                         --++++     .05         .03          .04           .07
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                           15.41        1.33       (1.47)        1.23          1.60
                                                           ----------  ----------  ----------   ----------    ----------
                    Total from investment operations            15.41        1.38       (1.44)        1.27          1.67
                                                           ----------  ----------  ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                       --          --++++      --           --            --
                      In excess of investment
                      income--net                                  --        (.71)       (.93)       (1.16)           --
                      Realized gain on investments
                      --net                                        --          --       (2.22)        (.68)         (.51)
                      In excess of realized gain on
                      investments--net                             --          --          --           --          (.13)
                                                           ----------  ----------  ----------   ----------    ----------
                    Total dividends and distributions              --        (.71)      (3.15)       (1.84)         (.64)
                                                           ----------  ----------  ----------   ----------    ----------
                    Net asset value, end of year           $    33.06  $    17.65  $    16.98   $    21.57    $    22.14
                                                           ==========  ==========  ==========   ==========    ==========

Total Investment    Based on net asset value per share         87.31%       8.14%      (6.55%)       5.84%         7.95%
Return:*                                                   ==========  ==========  ==========   ==========    ==========

Ratios to Average   Expenses                                    1.10%       1.13%       1.12%        1.12%         1.18%
Net Assets:                                                ==========  ==========  ==========   ==========    ==========
                    Investment income (loss)--net               (.02%)       .29%        .11%         .16%          .31%
                                                           ==========  ==========  ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                         $  274,734  $   97,883  $  119,219   $  136,626    $   97,946
                                                           ==========  ==========  ==========   ==========    ==========
                    Portfolio turnover                         28.84%      12.26%      19.69%       10.65%        26.73%
                                                           ==========  ==========  ==========   ==========    ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Pacific Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting prinicples require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,186,156 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and $21,072,131 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                        Account       Distribution
                    Maintenance Fee        Fee

Class B                   .25%            .75%
Class C                   .25%            .75%
Class D                   .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                              $ 6,115       $ 51,257
Class D                              $44,215       $835,279

For the year ended December 31, 1999, MLPF&S received contingent deferred sales charges of $863,023 and $36,780 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $245 and $412 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $98,881 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $526,274,483 and $408,802,905, respectively.

Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

                              Realized Gains       Unrealized
                                 (Losses)        Gains (Losses)
Investments:
  Long-term                     $ 112,135,568   $  883,196,340
  Short-term                              334               --
                                -------------   --------------
Total investments                 112,135,902      883,196,340
                                -------------   --------------
Currency transactions:
  Options purchased                (6,705,056)      (7,751,000)
  Foreign currency
  transactions                    (22,601,468)         174,751
  Forward foreign exchange
  contracts                                --       (4,654,886)
                                -------------   --------------
Total currency transactions       (29,306,524)     (12,231,135)
                                -------------   --------------
Total                           $  82,829,378   $  870,965,205
                                =============   ==============

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $874,975,555, of which $1,077,668,893 related to appreciated securities and $202,693,338 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $1,391,569,473.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $197,731,808 and $(454,290,751) for the years ended December 31, 1999 and December 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                          Dollar
Ended December 31, 1999             Shares           Amount

Shares sold                        19,608,935   $  432,209,205
Shares redeemed                   (15,311,566)    (344,528,395)
                                -------------   --------------
Net increase                        4,297,369   $   87,680,810
                                =============   ==============

Class A Shares for the Year                          Dollar
Ended December 31, 1998             Shares           Amount

Shares sold                        21,360,897   $  371,499,972
Shares issued to shareholders
in reinvestment of dividends        1,007,319       17,708,664
                                -------------   --------------
Total issued                       22,368,216      389,208,636
Shares redeemed                   (28,551,582)    (487,957,041)
                                -------------   --------------
Net decrease                       (6,183,366)  $  (98,748,405)
                                =============   ==============

Class B Shares for the Year                          Dollar
Ended December 31, 1999           Shares             Amount

Shares sold                        10,091,024   $  223,461,220
Automatic conversion of
shares                             (1,076,563)     (22,631,130)
Shares redeemed                    (9,667,997)    (194,321,010)
                                -------------   --------------
Net increase (decrease)              (653,536)  $    6,509,080
                                =============   ==============

Class B Shares for the Year                          Dollar
Ended December 31, 1998           Shares             Amount

Shares sold                         6,513,095    $ 108,012,258
Shares issued to shareholders
in reinvestment of dividends          798,549       13,327,783
                                -------------   --------------
Total issued                        7,311,644      121,340,041
Automatic conversion of
shares                               (988,935)     (15,920,268)
Shares redeemed                   (25,228,647)    (412,142,288)
                                -------------   --------------
Net decrease                      (18,905,938)  $ (306,722,515)
                                =============   ==============

Class C Shares for the Year                          Dollar
Ended December 31, 1999           Shares             Amount

Shares sold                         3,426,762   $   74,395,683
Shares redeemed                    (1,742,506)     (34,953,502)
                                -------------   --------------
Net increase                        1,684,256   $   39,442,181
                                =============   ==============


Class C Shares for the Year                          Dollar
Ended December 31, 1998           Shares             Amount

Shares sold                         2,901,093   $   47,238,874
Shares issued to shareholders
in reinvestment of dividends           94,275        1,544,218
                                -------------   --------------
Total issued                        2,995,368       48,783,092
Shares redeemed                    (4,415,157)     (71,183,999)
                                -------------   --------------
Net decrease                       (1,419,789)  $  (22,400,907)
                                =============   ==============

Class D Shares for the Year                          Dollar
Ended December 31, 1999           Shares             Amount

Shares sold                         4,462,837   $  100,318,751
Automatic conversion of
shares                              1,016,993       22,631,130
                                -------------   --------------
Total issued                        5,479,830      122,949,881
Shares redeemed                    (2,716,286)     (58,850,144)
                                -------------   --------------
Net increase                        2,763,544   $   64,099,737
                                =============   ==============

Class D Shares for the Year                          Dollar
Ended December 31, 1998           Shares             Amount

Shares sold                         7,661,092   $  132,326,874
Shares issued to shareholders
in reinvestment of dividends          186,188        3,275,058
Automatic conversion of
shares                                935,297       15,920,268
                                -------------   --------------
Total issued                        8,782,577      151,522,200
Shares redeemed                   (10,259,671)    (177,941,124)
                                -------------   --------------
Net decrease                       (1,477,094)  $  (26,418,924)
                                =============   ==============


5. Commitments:
At December 31, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to sell foreign currency with an approximate value of $20,071,000.


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 18, 2000
</AUDIT-REPORT>


Merrill Lynch Pacific Fund, Inc.
December 31, 1999


PORTFOLIO INFORMATION (unaudited)


As of December 31, 1999

                                           Percent of
Ten Largest Holdings                       Net Assets

Softbank Corporation                         10.3%
Murata Manufacturing Co., Ltd.                9.0
Rohm Company Ltd.                             6.3
Sony Corporation                              4.9
NTT Mobile Communications Network, Inc.       4.3
Ito-Yokado Co., Ltd.                          4.0
The Furukawa Electric Co., Ltd.               4.0
Lend Lease Corporation Limited                3.2
Fujitsu Limited                               3.2
Hutchison Whampoa Limited                     3.1

                                           Percent of
Ten Largest Industries                     Net Assets

Electrical Equipment                         20.9%
Internet                                     10.3
Property & Casualty Insurance                 8.5
Telecommunications                            8.1
Banking                                       7.1
Office Equipment                              6.2
Consumer Electronics                          4.9
Conglomerates                                 4.3
Retailing                                     4.3
Electric Construction                         3.9



Merrill Lynch Pacific Fund, Inc.
December 31, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary


Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Pacific Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863